SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): April 6, 2001


                       INTERMEDIA COMMUNICATIONS INC.
                      --------------------------------
             (Exact Name of Registrant as Specified in Charter)



        DELAWARE                    0-20135              59-2913586
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(State or Other Jurisdiction of   (Commission           (IRS Employer
     Incorporation)               File Number)        Identification No.)



     One Intermedia Way, Tampa, Florida                    33647
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  (Address of principal executive offices)               (zip code)

 Registrant's telephone number, including area code:  (813) 829-0011
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                               NOT APPLICABLE
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.     OTHER EVENTS.

            On April 6, 2001, following a scheduled hearing, the Court of Chancery of the State of Delaware in and for New Castle County (the "Court") entered an Order and Final Judgment (the "Order and Final Judgment") approving the previously announced settlement of certain litigation captioned In re: Digex, Inc. Shareholders Litigation, Civil Action No. 18336 (the "Digex Delaware Stockholders Litigation"), in which Intermedia Communications Inc. (the "Company"), certain directors and officers of the Company, Digex, Incorporated, the Company's publicly traded Web hosting subsidiary, and WorldCom, Inc. ("WorldCom") are named as defendants. The Court entered the order as final in accordance with Court of Chancery Rule 54(b). At the April 6, 2001 hearing, the Court also entered a separate Award of Attorneys' Fees and Reimbursement of Expenses (the "Fee Award") relating to the Digex Delaware Stockholders Litigation. Copies of the Order and Final Judgment and the Fee Award are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

            As previously disclosed, under the amended merger agreement between the Company and WorldCom, it is a condition to the parties' obligations to complete the merger that the Order and Final Judgment become final and unappealable. If no appeals are filed on or before May 6, 2001 with respect to the Order and Final Judgment, that order will become final and unappealable on that date. If an appeal is taken with respect to the Fee Award, that appeal will not affect the finality of the Order and Final Judgment. In addition, the parties' obligations to complete the merger are conditioned on, among other things, the Securities and Exchange Commission declaring effective the Registration Statement on Form S-4 of WorldCom relating to the issuance of shares of WorldCom capital stock in the merger, including clearance of the Company's proxy statement relating to the merger which forms a part of the WorldCom Registration Statement, and the approval by the Company's stockholders of the amended merger agreement. Subject to the satisfaction of the conditions to the merger, the WorldCom/Intermedia merger is expected to close during the first half of 2001.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Financial Statements

      Not applicable.

(c)   Exhibits

No.         Description

99.1 Order and Final Judgment, dated April 6, 2001, entered by the Court of Chancery of the State of Delaware in and for New Castle County in connection with certain litigation captioned In re: Digex, Inc. Shareholders Litigation, Civil Action No. 18336.

99.2 Award of Attorneys' Fees and Reimbursement of Expenses, dated April 6, 2001, entered by the Court of Chancery of the State of Delaware in and for New Castle County in connection with certain litigation captioned In re: Digex, Inc. Shareholders Litigation, Civil Action No. 18336.



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INTERMEDIA COMMUNICATIONS INC.


                              By:   /s/ Robert M. Manning
                                   ------------------------------------------
                                     Name:    Robert M. Manning
                                     Title:   Senior Vice President and
                                              Chief Financial Officer


Dated:  April 10, 2001



                               EXHIBIT INDEX


Exhibit No. Description

99.1 Order and Final Judgment, dated April 6, 2001, entered by the Court of Chancery of the State of Delaware in and for New Castle County in connection with certain litigation captioned In re: Digex, Inc. Shareholders Litigation, Civil Action No. 18336.

99.2 Award of Attorneys' Fees and Reimbursement of Expenses, dated April 6, 2001, entered by the Court of Chancery of the State of Delaware in and for New Castle County in connection with certain litigation captioned In re: Digex, Inc. Shareholders Litigation, Civil Action No. 18336.